UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2016

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 25, 2016, Hines Real Estate Investment Trust, Inc. (the “Company”) filed a preliminary proxy statement with the Securities and Exchange Commission for the 2016 Annual Meeting of Stockholders (the “Annual Meeting”). On August 12, 2016, the Company announced that it expects to mail a definitive proxy statement and provide notice of the Annual Meeting to stockholders on or about August 29, 2016.

The date of the mailing of the notice for the Annual Meeting has been delayed by more than thirty days from the first anniversary of the date of mailing of the notice for the 2015 annual meeting of stockholders.  Because of such delay, pursuant to the Company’s bylaws, the Company has extended the deadline for stockholders to submit nominations or other business proposals for inclusion in the Company’s proxy statement for the Annual Meeting to August 22, 2016.

All notices must comply with the charter and bylaws of the Company and the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. All proposals should be sent via registered, certified or express mail to the Secretary at the Company’s principal executive offices at: Hines REIT, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Ryan T. Sims, Chief Financial Officer and Secretary (telephone: (888) 220-6121).

Additional Information:
This filing is being made in respect of the Company’s proposed plan of liquidation and dissolution pursuant to which the Company will sell all or substantially all of the Company’s properties and assets, including without limitation seven of the Company’s properties located in California and Washington to BRE Hydra Property Owner LLC (the “West Coast Asset Sale”). The proposed plan of liquidation and dissolution, including the West Coast Asset Sale, will be submitted to the stockholders of the Company for their consideration. In connection with the proposed plan of liquidation and dissolution, including the West Coast Asset Sale, the Company has filed a preliminary proxy statement with the SEC, which is not yet final. This filing does not constitute a solicitation of any vote or proxy from any stockholder of the Company. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION, INCLUDING THE WEST COAST ASSET SALE. The definitive proxy statement will be mailed to the Company’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained free of charge at the Company’s website, http://www.hinessecurities.com, or by directing a written request to Hines Real Estate Investment Trust, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.

The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies with respect to the plan of liquidation and dissolution, including the West Coast Asset Sale. Information regarding the Company’s directors and executive officers is detailed in the proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company’s directors and executive officers in the plan of liquidation and dissolution may be obtained by reading the definitive proxy statement and other relevant documents or materials relating to the proposed transaction when they become available.

Forward Looking Statements:
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. These forward-looking statements include, among others, statements about the expected benefits of the plan of liquidation and dissolution, including the West Coast Asset Sale, the estimated range of distributions, the expected timing and completion of the plan of liquidation and dissolution, including the West Coast Asset Sale, and the future business, performance and opportunities of the Company. These risks and uncertainties include, without limitation, the ability of the Company to obtain required stockholder approvals required to consummate the plan of liquidation and dissolution, including the West Coast Asset Sale; the satisfaction or waiver of other conditions to closing for the West Coast Asset Sale; unanticipated difficulties or expenditures relating to the plan of liquidation and dissolution, including the West Coast Asset Sale; the response of tenants, business partners and competitors to the announcement of the plan of liquidation and dissolution, including the West Coast Asset Sale; legal proceedings that may be instituted against the Company and others related to the plan of liquidation and dissolution, including the West Coast Asset Sale; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the Company’s existing markets; risks associated with the availability and terms of financing and the ability to refinance indebtedness as it comes due; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

August 12, 2016	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer